UBS Series Trust—U.S. Allocation Portfolio

Supplement to the Prospectus (the “Prospectus”) and the Statement of Additional Information (“SAI”), each dated May 1, 2007
January 11, 2008

Dear Investor,

The purpose of this supplement is to revise information regarding U.S. Allocation Portfolio (the “Fund”). Brian Singer has been replaced by Edwin Denson as the lead portfolio manager in charge of the Fund’s day-to-day management.

As a result, the Prospectus and SAI are revised as follows:

The section captioned “Management” sub-headed “Portfolio manager” on page 12 of the Prospectus is revised by deleting the second, third, fourth and fifth paragraphs in their entirety and replacing them with the following:

Edwin Denson is the senior portfolio manager for the fund. Mr. Denson has been involved with the management of the fund’s portfolio since 2001 and assumed his present role in December 2007.

Mr. Denson has access to certain members of the fixed-income and equities investment management teams, each of which is allocated a specified portion of the portfolio over which it has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests. Mr. Denson, as a senior portfolio manager and coordinator for management of the fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Denson is provided below.

Mr. Denson is an executive director, senior asset allocation analyst and portfolio manager at UBS Global AM since 2005. Mr. Denson is a member of the Asset Allocation Analysis and Strategy team and is responsible

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UBS Series Trust—U.S. Allocation Portfolio

for the analysis and setting of strategy for multi-asset portfolios. Previously, he served as a director and asset allocation analyst with UBS Global AM since 2001. The SAI provides additional information about the compensation, any other accounts managed, and any fund shares held by Mr. Denson.

All references to “Brian D. Singer” or “Mr. Singer” in the section captioned “Organization of the Trust; trustees and officers; principal holders and management ownership of securities” beginning on page 27 of the SAI are hereby deleted in their entirety.

The section captioned “Portfolio manager” beginning on page 41 of the SAI is revised by replacing the first full paragraph and the table immediately thereafter with the following:

UBS Global AM’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Denson is the lead portfolio manager for the fund. The following table provides information relating to other accounts managed by Mr. Denson as of September 30, 2007:

	Registered investment companies	Other pooled investment vehicles	Other accounts

Number of accounts managed	11	21	25
Number of accounts managed with performance-based advisory fees	0	1	0
Assets managed (in millions)	$13,680	$26,984	$5,206
Assets managed with performance-based advisory fees (in millions)	$0	$187	$0

The section “Portfolio manager” beginning on page 41 of the SAI is revised by replacing the first sentence of the fourth full paragraph on page 42 of the SAI with the following:

Compensation received by portfolio managers at UBS Global AM, including Mr. Denson, includes a base salary and incentive compensation based on their personal performance.

2	UBS Global Asset Management

UBS Series Trust—U.S. Allocation Portfolio

The section “Portfolio manager” beginning on page 41 of the SAI is revised by replacing the first sentence of the seventh full paragraph on page 42 of the SAI with the following:

UBS AG equity.   Senior investment professionals, such as Mr. Denson, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options.

The section “Portfolio manager” beginning on page 41 of the SAI is revised by replacing the last full paragraph on page 42 of the SAI with the following:

As of December 31, 2007, Mr. Denson owned no shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR CURRENT PROSPECTUS.

UBS Global Asset Management	3